FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of November 6, 2006 (the “Amendment”) is entered into among Sonic Corp., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent have entered into that certain Credit Agreement dated as of September 14, 2006 (as amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment. Section 8.06(e) of the Credit Agreement is hereby amended to read as follows:

(e) the Borrower may purchase, redeem, or acquire shares of its Capital Stock; provided that (i) no Default exists prior to and immediately after giving effect to such purchase, redemption or acquisition of such Capital Stock, and (ii) after giving effect to any such purchase, redemption or acquisition of such Capital Stock (A) the aggregate amount of such purchases, redemptions and acquisitions of such Capital Stock made shall not exceed (I) an aggregate amount of $100,000,000 in fiscal year 2007, (II) an aggregate amount of $25,000,000 during any fiscal year subsequent to fiscal year 2007, and (III) an aggregate amount of $100,000,000 from September 1, 2007 through the remaining term of this Agreement, and (B) there shall be at least $50,000,000 of availability existing under the Aggregate Revolving Commitments; and

2. Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Required Lenders, Lenders holding a majority of the Revolving Commitments and the Administrative Agent.

3. Miscellaneous.

(a) The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b) Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.

(c) The Borrowers and the Guarantors hereby represent and warrant as follows:

(i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii) This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

(d) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	SONIC CORP.
a Delaware corporation

	By:	/s/ W. Scott McLain
W. Scott McLain
Executive Vice President

GUARANTORS:	AMERICA'S DRIVE-IN CORP.,
a Kansas corporation

	By:	/s/ Ronald L. Matlock
Ronald L. Matlock
Vice President

SONIC INDUSTRIES INC.,
an Oklahoma corporation

By:	/s/ W. Scott McLain
W. Scott McLain,
President

SONIC VALUE CARD, L.L.C.,
a Virginia limited liability company

By: Sonic Industries Inc., its Sole Manager

By:	/s/ W. Scott McLain
W. Scott McLain,
President

SONIC RESTAURANTS, INC.,
an Oklahoma corporation

By:	/s/ Ronald L. Matlock
Ronald L. Matlock
Vice President

SONIC COMMUNITY DEVELOPMENT, INC.,
an Oklahoma corporation

By:	/s/ Ronald L. Matlock
Ronald L. Matlock
Vice President

SONIC PROPERTY DEVELOPMENT, L.L.C.,
an Oklahoma limited liability company

By: Sonic Restaurants, Inc., its Sole Manager

By:	/s/ Ronald L. Matlock
Ronald L. Matlock
Vice President

SONIC TECHNOLOGY FUND, L.L.C.,
an Oklahoma limited liability company

By: Sonic Restaurants, Inc., its Sole Manager

By:	/s/ Ronald L. Matlock
Ronald L. Matlock
Vice President

SPOTLIGHT, LLC,
an Oklahoma limited liability company

By: Sonic Restaurants, Inc., its Sole Manager

By:	/s/ Ronald L. Matlock
Ronald L. Matlock
Vice President

EACH OF THE PARTNERSHIPS LISTED ON ANNEX I ATTACHED HERETO,

By: Sonic Restaurants, Inc., Managing General Partner of each partnership listed on Annex I

By:	/s/ Ronald L. Matlock
Ronald L. Matlock
Vice President

EACH OF THE LIMITED LIABILITY COMPANIES LISTED ON ANNEX II ATTACHED HERETO,

By: Sonic Restaurants, Inc., Sole Manager of each limited liability company listed on Annex II

By:	/s/ Ronald L. Matlock
Ronald L. Matlock
Vice President

EACH OF THE PARTNERSHIPS LISTED ON ANNEX III ATTACHED HERETO,

By: America's Drive-In Corp., Managing General Partner of each partnership listed on Annex III

By:	/s/ Ronald L. Matlock
Ronald L. Matlock
Vice President

EACH OF THE LIMITED LIABILITY COMPANIES LISTED ON ANNEX IV ATTACHED HERETO,

By: America's Drive-In Corp., Sole Manager of each limited liability company listed on Annex IV

By:	/s/ Ronald L. Matlock
Ronald L. Matlock
Vice President

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Suzanne M. Paul
Suzanne M. Paul
Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Steven E. Warrick
Steven E. Warrick
Senior Vice President

Alaska CBNA Loan Finance
By: Wells Capital Management Inc.

By:	/s/ Gilbert L. Southwell III
Gilbert L. Southwell III
Vice President

ARVEST Bank

By:	/s/ Cindy Batt
Cindy Batt
Sr. Vice President

AZURE Funding N.A. I

By:	/s/ Daniel Schrupp
Daniel Schrupp
Sr. Part. Manager

BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Marcus G. Sowell
Marcus G. Sowell
Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Marcus G. Sowell
Marcus G. Sowell
Managing Director

BANCFIRST

By:	/s/ Brian K. Renz Sr VP
BRIAN K. RENZ
SR. VICE PRESIDENT

SENIOR DEBT PORTFOLIO
By: Boston Management and Research as Investment Advisor

By:	/s/ Scott M. Page
Scott M. Page
Vice President

Branch Banking and Trust Company

By:	/s/ Roger Eric Searls
Roger Eric Searls
Assistant Vice President

Bismarck CBNA Loan Funding
By Wells Capital Management Inc.

By:	/s/ Gilbert L. Southwell III
Gilbert L. Southwell III
Vice President

CAINE FUNDING

By:	/s/ Neam Ahmed
Neam Ahmed
Authorized Signatory

CIFC Funding 2006-111, LTD.

By:	/s/ Sean Dougherty
Sean Dougherty
General Counsel

CIT Group Inc./ Equipment Finance

By:	/s/ Vincent DeVito
Vincent DeVito
Managing Director

CITICORP LEASING, INC.

By:	/s/ Hank Gerard
Hank Gerard
Vice President

Citicorp USA, Inc.

By:	/s/ Juan Carlos Lorenzo
Juan Carlos Lorenzo
Vice President

ColumbusNova CLO Ltd. 2006-II

By:	/s/ Susan Owen
Susan Owen
Director

Commerce Bank, N.A.

By:	/s/ Wayne C. Lewis
Wayne C. Lewis
Vice President

COMPASS BANK

By:	/s/ Rosemary Davis Fusaro
Rosemary Davis Fusaro
Senior Vice President

Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO VII, LTD. or an affiliate

By:	/s/ John P. Thacker
JOHN P. THACKER
CHIEF CREDIT OFFICER

Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO VI, LTD. or an affiliate

By:	/s/ John P. Thacker
JOHN P. THACKER
CHIEF CREDIT OFFICER

Eaton Vance CDO VII PLC
By: Eaton Vance Management
as Interim Investment Advisor

By:	/s/ Scott M. Page
Scott M. Page
Vice President

Eaton Vance CDO VIII, Ltd.
By: Eaton Vance Management
as Investment Advisor

By:	/s/ Scott M. Page
Scott M. Page
Vice President

Eaton Vance CDO X PLC
By: Eaton Vance Management
as Investment Advisor

By:	/s/ Scott M. Page
Scott M. Page
Vice President

EATON VANCE FLOATING-RATE INCOME TRUST
By: Eaton Vance Management
as Investment Advisor

By:	/s/ Scott M. Page
Scott M. Page
Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By: Eaton Vance Management
as Investment Advisor

By:	/s/ Scott M. Page
Scott M. Page
Vice President

EATON VANCE
LIMITED DURATION INCOME FUND
By: Eaton Vance Management
as Investment Advisor

By:	/s/ Scott M. Page
Scott M. Page
Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST
By: Eaton Vance Management
as Investment Advisor

By:	/s/ Scott M. Page
Scott M. Page
Vice President

EATON VANCE SENIOR INCOME TRUST
By: Eaton Vance Management
as Investment Advisor

By:	/s/ Scott M. Page
Scott M. Page
Vice President

EATON VANCE SHORT DURATION DIVIERSIFIED INCOME FUND
By: Eaton Vance Management
as Investment Advisor

By:	/s/ Scott M. Page
Scott M. Page
Vice President

Eaton Vance Variable Leverage Fund Ltd.
By: Eaton Vance Management
as Investment Advisor

By:	/s/ Scott M. Page
Scott M. Page
Vice President

Eaton Vance VT Floating-Rate Income Fund
By: Eaton Vance Management
as Investment Advisor

By:	/s/ Scott M. Page
Scott M. Page
Vice President

First Horizon Bank

By:	/s/ Scott Deviney
Scott Deviney
Vice President

Foothill CLO I, Ltd.
By: The Foothill Group, Inc.,
As attorney-in-fact

By:	/s/ Dennis R. Ascher
Dennis R. Ascher

FOUR CORNERS CLO 2005-I, LTD., As Lender
By: Four Corners Capital Management LLC,
As Collateral Manager

By:	/s/ Vday Srinivasan
Vday Srinivasan
Vice President

FOUR CORNERS CLO II LTD.

By:	/s/ Matthew Massier
Matthew Massier
as Attorney in Fact

FOUR CORNERS CLO III

By:	/s/ Melissa Sadler
Melissa Sadler
AVP

General Electric Capital Corporation

By:	/s/ Bond Harberts
Bond Harberts
Duly Authorized Signatory

GENERAL ELECTRIC PENSION TRUST
By: GE Asset Management, Inc.

By:	/s/ Kathleen Brooks
Kathleen Brooks
Vice President

GRAYSON & CO.
By: Boston Management and Research
As Investment Advisor

By:	/s/ Scott M. Page
Scott M. Page
Vice President

GreenStone Farm Credit Services, ACA/FLCA

By:	/s/ Ben Mahlich
Ben Mahlich
AVP/Lending Officer

Hewett’s Island CDO, Ltd.
By: Cypress Tree Investment Management Company, Inc.
As Portfolio Manager

By:	/s/ Preston Carnes

Hewett’s Island CLO II, Ltd.
By: Cypress Tree Investment Management Company, Inc.
As Portfolio Manager

By:	/s/ Preston Carnes

Hewett’s Island CLO III, Ltd.
By: Cypress Tree Investment Management Company, Inc.
As Portfolio Manager

By:	/s/ Bob Weeden by JA

Hewett’s Island CLO IV, Ltd.
By: Cypress Tree Investment Management Company, Inc.
As Portfolio Manager

By:	/s/ Bob Weeden by JA

Hewett’s Island CLO V, Ltd.
By: Cypress Tree Investment Management Company, Inc.
As Portfolio Manager

By:	/s/ Bob Weeden by JA

IKB Capital Corporation

By:	/s/ David Snyder
David Snyder
President

ING International (II) - Senior Bank Loans Euro.
By: ING Investment Management Co.
as its investment manager

By:	/s/ Brian Horton
Brian Horton
SVP

ING International (II) - Senior Bank Loans USD
By: ING Investment Management Co.
as its investment manager

By:	/s/ Brian Horton
Brian Horton
SVP

ING Prime Rate Trust
By: ING Investment Management Co.
as its investment manager

By:	/s/ Brian Horton
Brian Horton
SVP

ING Senior Income Fund
By: ING Investment Management Co.
as its investment manager

By:	/s/ Brian Horton
Brian Horton
SVP

ING Investment Management CLO I, Ltd.
By: ING Investment Management Co.
as its investment manager

By:	/s/ Brian Horton
Brian Horton
SVP

ING Investment Management CLO II, Ltd.
By: ING Alternative Asset Management LLC,
as its investment manager

By:	/s/ Brian Horton
Brian Horton
SVP

ING Investment Management CLO III, Ltd.
By: ING Alternative Asset Management LLC,
as its investment manager

By:	/s/ Brian Horton
Brian Horton
SVP

Inwood Park CDO Ltd.
By: Blackstone Debt Advisors L.P.,
as Interim Collateral Manager

By:	/s/ Dean T. Criares
Dean T. Criares
Senior Managing Director

JP Morgan Chase Bank, N.A.

By:	/s/ Antje B. Focke
Antje B. Focke
Vice President

Knight CBNA Loan Funding - Knight CFPI Loan Funding LLC
Knight CBNA Loan Funding LLC, for itself or as Agent for Knight CFPI Loan Funding LLC

By:	/s/ Matthew Massier
Matthew Massier
as Attorney in Fact

Lafayette Square CDO Ltd.
By: Blackstone Debt Advisors L.P.
as Collateral Manager

By:	/s/ Dean T. Criares
Dean T. Criares
Senior Managing Director

LCM 1 Limited Partnership
By: Lyon Capital Management LLC,
as Collateral Manager

By:	/s/ Farboud Tavangar
Farboud Tavangar
Senior Portfolio Manager

LCM II LIMITED PARTNERSHIP
By: Lyon Capital Management LLC,
as Collateral Manager

By:	/s/ Farboud Tavangar
Farboud Tavangar
Senior Portfolio Manager

LCM III Ltd.
By: Lyon Capital Management LLC,
as Collateral Manager

By:	/s/ Farboud Tavangar
Farboud Tavangar
Senior Portfolio Manager

LCM IV, Ltd.
By: Lyon Capital Management LLC,
as Collateral Manager

By:	/s/ Farboud Tavangar
Farboud Tavangar
Senior Portfolio Manager

Lehman Commercial Paper, Inc.

By:	/s/ Ritam Bhalla
Ritam Bhalla
Authorized Signatory

Lightpoint CLO III, Ltd.

By:	/s/ Colin Donlan
Colin Donlan
Director

Lightpoint CLO IV, Ltd.

By:	/s/ Colin Donlan
Colin Donlan
Director

Lightpoint CLO V, Ltd.

By:	/s/ Colin Donlan
Colin Donlan
Director

Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services Inc.

By:	/s/ Patrick A. Lucas
Patrick A. Lucas
VP

MidFirst Bank, a federally chartered savings association

By:	/s/ Ty Steven Downs
Ty Steven Downs
Senior Vice President

Monument Park CDO LTD.
By: Blackstone Debt Advisors L.P.
As Collateral Manager

By:	/s/ Dean T. Criares
Dean T. Criares
Senior Managing Director

NAVIGATOR CDO 2006, LTD
By: GE Asset Management Inc.,
As Collateral Manager

By:	/s/ Greg Bouleris
Greg Bouleris
Authorized Signatory

THE NORMINCHUKIN BANK, NEW YORK BRANCH,
Through State Street Bank and Trust Company, N.A.,
As Fiduciary Custodian
By: Eaton Vance Management, Attorney-in-fact

By:	/s/ Scott M. Page
Scott M. Page
Vice President

OSPREY CDO-1 2006 LTD
By: Brightwater Capital Management as Collateral Manager

By:	/s/ David Harrington
David Harrington
Managing Director

By:	/s/ George Suspanic
George Suspanic
Managing Director

PTRS CBNA Loan Funding LLC

By:	/s/ Roy Hykal
Roy Hykal
Attorney-in-fact

Rosedale CLO, LTD.
By: Princeton Advisory Group, Inc. the Collateral Manager acting as attorney-in-fact

By:	/s/ Jennifer Wright
Jennifer Wright
Vice President

Silverado CLO, 2006-II LTD.
By: Wells Capital Management

By:	/s/ Gilbert L. Southwell III
Gilbert L. Southwell III
Vice President

Trimaran CLO VI Ltd
By: Trimaran Advisers, L.L.C.

By:	/s/ David M. Millison
David M. Millison
Managing Director

Trimaran CLO VII Ltd
By: Trimaran Advisers, L.L.C.

By:	/s/ David M. Millison
David M. Millison
Managing Director

UMB Bank, N.A.

By:	/s/ Mary Wolf
Mary Wolf
Sr. Vice President

Union Square CDO Ltd.
By: Blackstone Debt Advisors L.P.
As Collateral Manager

By:	/s/ Dean T. Criares
Dean T. Criares
Senior Managing Director

Vulcan Ventures, Inc.
By: Wells Capital Management, Inc.

By:	/s/ Gilbert L. Southwell III
Gilbert L. Southwell III
Vice President

Waterville Funding LLC

By:	/s/ Anna M. Tallent
Anna M. Tallent
Assistant Vice President

WELLS FARGO BANK, N.A. as a Lender

By:	/s/ J. Nicholas Cole
J. Nicholas Cole
Managing Director

By:	/s/ Stephen A. Leon
Stephen A. Leon
Managing Director

Westbrook CLO, Ltd
By: Shenkman Capital Management, Inc.,
As Investment Manager

By:	/s/ Richard H. Weinstein
Richard H. Weinstein
Executive Vice President

ANNEX I

Partnerships
Sonic Restaurants, Inc., as Managing Partner

SDI of Blytheville, Arkansas (N. 6th) Partnership
Sonic Drive-In of Baytown, Texas
Sonic Drive-In of Beaumont, Texas (College-Major) Partnership
Sonic Drive-In of Bethany, Oklahoma (39th)
Sonic Drive-In of Blytheville #2 Partnership
Sonic Drive-In of Chillicothe, Missouri
Sonic Drive-In of Chandler, Oklahoma Partnership
Sonic Drive-In #833, Houston, Channelview C084
Sonic Drive-In of Cabot Partnership
Sonic Drive-In of Callaway, Florida
SDI of Deer Park, Texas Partnership
Sonic Drive-In #960, Dayton, Texas
SDI of Dallas, Texas (Forest Lane & Greenville) Partnership
Sonic Drive-In of Dallas, Texas (Ft. Worth)
Sonic Drive-In of Dallas, Texas (Westmoreland)
Sonic Drive-In of Groves, Texas Partnership
Sonic Drive-In of Gosnell Partnership
SDI of Gadsden, Alabama Partnership
SDI of Galax, Virginia Partnership
SDI of Gadsden, Alabama (Meighan) Partnership
Sonic Drive-In #617, Houston, Aldine H030
Sonic Drive-In of Homer, Louisiana
Sonic Drive-In #744, Houston, Airline H033
SDI of Houston, Texas (Telephone Road) Partnership
Sonic Drive-In #980, Humble, Texas H061
Sonic Drive-In #110, Houston, Rosslyn Rd. H071
Sonic Drive-In #1119, Houston, Dyersdale H072
Sonic Drive-In of Houston, Texas (Fuqua Drive)
Sonic Drive-In #1173, Highlands, Texas H081
SDI of Houston, Texas (S. Post Oak) Partnership
SDI of Houston, Texas (16710 Clay Rd) Partnership
SDI of Huntsville, Alabama (Bob Wallace) Partnership
Sonic Drive-In of Huntsville, Alabama (Memorial Parkway) Partnership
Sonic Drive-In of Houston, Texas (18th & Mangum) Partnership
Sonic Drive-In of Houston, Texas (Copperfield) Partnership
SDI of Clear Lake City, Texas Partnership
SDI of Houston, Texas (Scarsdale) Partnership
Sonic Drive-In of Houston (Jones Road) Texas Partnership
Sonic Drive-In of Houston, Texas (Veteran's Memorial Highway) Partnership
Sonic Drive-In of Houston, Texas (Tidwell) Partnership
Sonic Drive-In of Houston, Texas (Blalock) Partnership
Sonic Drive-In of Independence, Missouri #3
Sonic Drive-In of Independence, Missouri (23rd & Westport)
Sonic Drive-In of Jonesboro, Louisiana Partnership

Sonic Drive-In #1156, Katy, Texas K020
Sonic Drive-In of Kansas City, Missouri (Independence Avenue) Partnership
Sonic Drive-In of Lee's Summit, Missouri General Partnership
SDI of League City, Texas Partnership
Sonic Drive-In of Lynn Haven, Florida
Sonic Drive-In of Lonoke Partnership
Sonic Drive-In of Camp Robinson Partnership
Sonic Drive-In of Little Rock (Asher) Partnership
Sonic Drive-In of Lindale, Texas Partnership
Sonic Drive-In of Little Rock, Arkansas (Westhaven Drive) Partnership
Sonic Drive-In of Minden, Louisiana
Sonic Drive-In of Monroe, Louisiana (#1) Partnership
Sonic Drive-In of Maryville, Missouri
Sonic Drive-In of Monroe, Louisiana (#2) Partnership
Sonic Drive-In of Mansfield, Louisiana Partnership
Sonic Drive-In of Mountain Grove, Missouri
Sonic Drive-In of Monroe, Louisiana (Winnsboro Road) Partnership
Sonic Drive-In of Monroe, Louisiana (Sterlington Road) Partnership
Sonic Drive-In of Maumelle Partnership
Sonic Drive-In of Missouri City, Texas Partnership
Sonic Drive-In, Northwest
Sonic Drive-In of Newport, Arkansas Partnership
Sonic Drive-In of Newcastle, Oklahoma Partnership
Sonic Drive-In of Norman, Oklahoma (East Lindsey) Partnership
Sonic Drive-In of Norman, Oklahoma (24th Avenue) Partnership
Sonic Drive-In of Norman, Oklahoma (Porter) Partnership
Sonic Drive-In of Norman, Oklahoma (West Lindsey) Partnership
Sonic Drive-In of Oklahoma City, Oklahoma (19th & MacArthur)
Sonic Drive-In of Oklahoma City, Oklahoma (50th & MacArthur)
Sonic Drive-In of Oklahoma City, Oklahoma (Meridian) Partnership
Sonic Drive-In of Oklahoma City (23rd & Woodward) Partnership
Sonic Drive-In of Oklahoma City, Oklahoma (SE 29th)
Sonic Drive-In of Ozark, Missouri
Sonic Drive-In of Oklahoma City (119th & S. Western)
SDI of Paragould, Arkansas (Kings Hwy.) Partnership
Sonic Drive-In of Port Arthur, Texas (Memorial) Partnership
SDI of Panama City, Florida
Sonic Drive-In of Pensacola, Florida (9th Avenue) Partnership
SDI of Prattville, Alabama (E. Main) Partnership
Sonic Drive-In of Richmond, Texas Partnership
Sonic Drive-In of Raytown, Missouri General Partnership
Sonic Drive-In of Rolla, Missouri
Sonic Drive-In of Oklahoma City, Oklahoma (S.W. 29th) Partnership
SDI of Springfield, Missouri #2 Partnership
Sonic Drive-In of Salem, Missouri
Sonic Drive-In of Sugar Creek, Missouri
Sonic Drive-In of St. Joseph, Missouri #1 Partnership
Sonic Drive-In of Shreveport, Louisiana (Bert Kouns)
Sonic Drive-In of Shreveport, Louisiana (West 70th)

Sonic Drive-In of Shreveport, Louisiana (Youree Drive)
SDI of Springfield, Missouri (Glenstone) Partnership
Sonic Drive-In of St. Joseph, Missouri #2 Partnership
Sonic Drive-In of Sherwood, Arkansas Partnership
SDI of Springfield, Missouri (S. Campbell) Partnership
Sonic Drive-In of Sullivan, Missouri Partnership
Sonic Drive-In #959, Tomball, Texas T038
Sonic Drive-In of Tuttle, Oklahoma
SDI of Tazewell, Virginia Partnership
Sonic Drive-In of Watonga, Oklahoma Partnership
Sonic Drive-In of West Monroe, Louisiana Partnership
Sonic Drive-In of Walnut Ridge Partnership
Sonic Drive-In of Winnfield, Louisiana Partnership
Sonic Drive-In of West Monroe, Louisiana (Thomas Road West) Partnership
Sonic Drive-In of Washington, Missouri General Partnership
SDI of White House, TN (417 Hwy. 76) Partnership
SDI of Ashland City, TN (615 S. Main) Partnership
SDI of Converse, Texas (9080 FM 78) Partnership
SDI of Centerville, TN (729 Hwy. 100) Partnership
SDI of Dallas, Texas (Ferguson Road) Partnership
SDI of Garland, Texas (Forest Lane) Partnership
SDI of Garland, Texas (W. Miller Road) Partnership
SDI of Garland, Texas (Castle) Partnership
SDI of Garland, Texas (Broadway Boulevard) Partnership
SDI of Garland, Texas (Beltline Road) Partnership
SDI of Grandview, Missouri (Blue Ridge) Partnership
SDI of Lancaster, Texas (W. Pleasant Run) Partnership
SDI of Mount Juliet, TN (3655 Mt. Juliet Rd.) Partnership
SDI of Portland, TN (403 Broadway) Partnership
SDI of Sherman, Texas (Texoma Parkway) Partnership
SDI of San Antonio, Texas (5515 Blanco Rd.) Partnership
SDI of Schertz, Texas (320 FM 78) Partnership
SDI of San Antonio, Texas (5031 Rigsby) Partnership
SDI of San Antonio, Texas (6111 Ingram) Partnership
SDI of San Antonio, Texas (7902 Culebra) Partnership
SDI of San Antonio, Texas (1611 Gen. McMullen) Partnership
SDI of San Antonio, Texas (13131 Nacogdoches) Partnership
SDI of San Antonio, Texas (5510 Babcock) Partnership
SDI of San Antonio, Texas (3824 S. Fredericksburg) Partnership
SDI of San Antonio, Texas (9429 N. Fredericksburg) Partnership
SDI of San Antonio, Texas (3521 Broadway) Partnership
SDI of San Antonio, Texas (7989 Bandera) Partnership
SDI of San Antonio, Texas (4319 New Braunfels), Partnership
SDI of San Antonio, Texas (4678 Walzem Rd.) Partnership
SDI of San Antonio, Texas (2314 Thousand Oaks) Partnership
SDI of San Antonio, Texas (5221 De Zavala Rd.) Partnership
SDI of San Antonio, Texas (1730 Horal Dr.) Partnership
SDI of San Antonio, Texas (955 E. Bitters Road) Partnership
SDI of White Settlement, Texas (N. Cherry Lane), Partnership

SDI of Winnsboro, Texas Partnership
SDI of Whitehouse, Texas Partnership
Sonic Drive-In of Montgomery, Alabama (Bell and Vaughn) Partnership
Sonic Drive-In of Pensacola, Florida (Navy Blvd.) Partnership
Sonic Drive-In of Springfield, Missouri (West Sunshine) Partnership
Sonic Drive-In of Houston, Texas (Dairy Ashford) Partnership
SDI of Montgomery, Alabama (McGehee) Partnership
Sonic Drive-In of Montgomery, Alabama (Atlanta Highway) Partnership
SDI of Panama City Beach, Florida (Thomas Drive) Partnership
SDI of Mary Esther, Florida Partnership
SDI of Webster, Texas Partnership
SDI of San Antonio, Texas (12411 West Ave.) Partnership
SDI of Dallas, Texas (Wheatland Road) Partnership
SDI of Dallas, Texas (Spring Valley) Partnership
SDI of Milton, Florida Partnership
SDI of Muscle Shoals, Alabama Partnership
SDI of Shalimar, Florida (Eglin Parkway) Partnership
SDI of Union, Missouri Partnership
SDI of Houston, Texas (Bissonett) Partnership
SDI of Houston, Texas (Westheimer) Partnership
SDI of Katy, Texas (Mason Rd.) Partnership
SDI of San Antonio, Texas (2629 Nacogdoches Road) Partnership
SDI of Alexander City, Alabama Partnership
SDI of Athens, Alabama Partnership
SDI of Houston, Texas (FM 1960) Partnership
SDI of Oklahoma City, Oklahoma (S.W. Grand) Partnership
SDI of Shreveport, Louisiana (Steeplechase) Partnership
SDI of San Antonio, Texas (2301 Blanco Rd.) Partnership
SDI of Oklahoma City, Oklahoma (N. Penn) Partnership
SDI of Oklahoma City, Oklahoma (N.E. 23rd) Partnership
SDI of LaPorte, Texas Partnership
SDI of Converse, Texas (8134 Kitty Hawk) Partnership
SDI of Columbus, Georgia Partnership
SDI of San Antonio, Texas (3110 S. Zarzamora) Partnership
SDI of Huntsville, Alabama (Pratt) Partnership
SDI of Little Rock, Arkansas (Rodney Parham) Partnership
SDI of Gulf Breeze, Florida Partnership
SDI of Phenix City, Alabama Partnership
SDI of Kansas City, Missouri (Blue Ridge Blvd.) Partnership
SDI of Madison, Alabama (Sullivan) Partnership
SDI of Dallas, Texas (N.W. Highway) Partnership
SDI of Dallas, Texas (Inwood Road) Partnership
SDI of Dallas, Texas (Greenville) Partnership
SDI of Auburn, Alabama (Dean Rd.) Partnership
SDI of Little Rock, Arkansas (Cantrell Rd.) Partnership
SDI of Houston, Texas (Crosstimbers) Partnership
SDI of Houston, Texas (N. Durham) Partnership
SDI of San Antonio, Texas (6608 FM 78) Partnership
SDI of Smithville, TN (602 Congress) Partnership

SDI of Lee's Summit, Missouri (Langsford) Partnership
SDI of Columbus, Georgia (Expressway) Partnership
SDI of Dallas, Texas (Garland Road) Partnership
SDI of Castroville, Texas (955 Hwy 90 E) Partnership
SDI of Richardson, Texas Partnership
SDI of Lanett, Alabama Partnership
SDI of San Antonio, Texas (16401 Nacogdoches) Partnership
SDI of San Antonio, Texas (6433 Babcock Rd.) Partnership
SDI of Houston, Texas (Antoine) Partnership
SDI of Wills Point, Texas Partnership
SDI of Houston, Texas (Sam Houston) Partnership
SDI of Houston, Texas (Little York #2) Partnership
SDI of Houston, Texas (N. Freeway) Partnership
SDI of Dallas, Texas (N. Buckner) Partnership
SDI of Cypress, Texas (Louetta) Partnership
SDI of St. Joseph, Missouri #3 Partnership
SDI of Florence, Alabama Partnership
SDI of Opelika, Alabama Partnership
SDI of Greenbrier, TN (2191 Hwy. 41) Partnership
SDI of Houston, Texas (Gulf Freeway) Partnership
SDI of Columbus, Georgia (Floyd) Partnership
SDI of Westmoreland, TN (1108 New Highway) Partnership
SDI of West Monroe, Louisiana (Cypress) Partnership
SDI of Richmond, Texas (FM359) Partnership
SDI of Dallas, Texas (Plano) Partnership
SDI of Dallas, Texas (3555 Forest Lane) Partnership
SDI of San Antonio, Texas (351 Valley-Hi Dr.) Partnership
SDI of Martinsville, Virginia (Starling) Partnership
SDI of Collinsville, Virginia (Virginia) Partnership
SDI of Rowlett, Texas (Dalrock Road) Partnership
SDI of San Antonio, Texas (422 S. Zarzamora) Partnership
SDI of Houston, Texas (Barker-Cypress) Partnership
SDI of Houston, Texas (Kuykendahl) Partnership
SDI of Port Arthur, Texas (Twin City) Partnership
SDI of Dallas, Texas (12130 Inwood Road) Partnership
SDI of Dallas, Texas (Davis) Partnership
SDI of Houston, Texas (13310 West Little York) Partnership
SDI of Garland, Texas (Jupiter) Partnership
SDI of San Antonio, Texas (14635 Huebner) Partnership
SDI of Kerrville, Texas (1281 Junction Hwy.) Partnership
SDI of Decatur, Alabama (6th Ave.) Partnership
SDI of Cool Valley, Missouri (S. Florissant) Partnership
SDI of Albertville, Alabama (U.S. Highway) Partnership
SDI of Houston, Texas (Uvalde) Partnership
SDI of Springfield, Missouri (E. Republic) Partnership
SDI of Sachse, Texas (S. Highway 78) Partnership
SDI of Houston, Texas (Hillcroft) Partnership
SDI of Springfield, Missouri (East Sunshine) Partnership
SDI of San Antonio, Texas (4527 Rittiman Rd) Partnership

SDI of Little Rock, Arkansas (Mabelvale) Partnership-formerly Baseline Dr.
SDI of McKinney, Texas (Eldorado) Partnership
SDI of Kingston Springs, TN (106 Luyben Hills) Partnership
SDI of San Antonio, Texas (10831 Potranco) Partnership
SDI of Cassville, Missouri (Main) Partnership
SDI of San Antonio, Texas (2135 North IH-35) Partnership
SDI of Boerne, Texas (121 W. Bandera) Partnership
SDI of Perkins, Oklahoma (Main) Partnership
SDI of San Antonio, Texas (11725 O'Connor Rd.) Partnership
SDI of Friendswood, Texas (FM 528) Partnership
SDI of Little Rock, Arkansas (Broadway) Partnership
SDI of Oklahoma City, Oklahoma (N.W. Expressway) Partnership
SDI of San Antonio, Texas (18535 US Hwy 281 North) Partnership
SDI of San Antonio, Texas (6341 Pearsall Rd.) Partnership
SDI of Missouri City, Texas (Texas Pkwy) Partnership
SDI of Houston, Texas (9221 West Rd) Partnership
SDI of Cadiz, KY (1628 Main) Partnership
SDI of Shreveport, Louisiana (Kings Highway) Partnership
SDI of Bowling Green, KY (2144 Russellville) Partnership
SDI of Little Rock, Arkansas (Stagecoach) Partnership
SDI of San Antonio, Texas (17750 Blanco Rd.) Partnership
SDI of League City, Texas (2310 FM 518 East) Partnership
SDI of Bowling Green, KY (4825 Scottsville) Partnership
SDI of San Antonio, Texas (973 Bandera Rd.) Partnership
SDI of Frisco, Texas (7630 Preston Rd.) Partnership
SDI of San Antonio, Texas (3510 Roosevelt Ave.) Partnership
SDI of Bandera, Texas (1013 Main St) Partnership
SDI of Pensacola, Florida (1719 E. Nine Mile Rd.) Partnership
SDI of San Antonio, Texas (811 San Pedro) Partnership
SDI of Grand Prairie, Texas (2650 North Highway 360) Partnership
SDI of Schertz, Texas (5001 Corridor Loop Rd) Partnership
SDI of Houston, Texas (1101 Dairy Ashford Street) Partnership
SDI of North Richland Hills, Texas (Grapevine Hwy.) Partnership
SDI of Lytle, Texas (19350 McDonald St.) Partnership
SDI of Beaumont, Texas (1040 S. 11th Street) Partnership
SDI of Dallas, Texas (3650 Frankford Road) Partnership
SDI of Dallas, Texas (9613 Clark Rd) Partnership
SDI of Arlington, Texas (1100 N.E. Green Oaks Blvd.) Partnership
SDI of San Antonio, Texas (10885 FM 471 West) Partnership
SDI of Port Arthur, Texas (6767 W. Port Arthur Road), Partnership
SDI of Spring, Texas (19764 Interstate 45 N) Partnership
SDI of Houston, Texas (8404 Westheimer Rd) Partnership
SDI of Houston, Texas (8504 Main St) Partnership
SDI of Houston, Texas (19625 Tomball Pkwy) Partnership
SDI of Dallas, Texas (10709 Audelia Rd), Partnership
SDI of Stafford, Texas (12260 SW Frwy) Partnership
SDI of Houston, Texas (5195 W 34th St) Partnership
SDI of Dallas, Texas (8045 Forest Lane), Partnership
SDI of Humble, Texas (7102 Will Clayton Pkwy) Partnership

SDI of Stafford, Texas (123 Dulles Ave) Partnership
SDI of Dallas, Texas (1330 Empire Central), Partnership
SDI of Helotes, Texas (12405 State Hwy 16 N) Partnership
SDI of Fort Worth, Texas (Clifford), Partnership
SDI of Niceville, Florida (Highway 20), Partnership
SDI of Houston, Texas (11902 Bissonnet St) Partnership
SDI of San Antonio, Texas (4318 Vance Jackson) Partnership
SDI of Arlington, Texas (3811 S. Cooper), Partnership
SDI of Tampa, Florida (Hillsborough) Partnership
SDI of Tampa, Florida (4411 W Gandy Blvd) Partnership
SDI of Desoto, TX (1316 W. Belt Line), Partnership
SDI of Arlington, Texas (2121 E. Lamar Blvd), Partnership
SDI of Murphy, Texas (109 W. FM 544), Partnership
SDI of Princeton, Texas, Partnership
SDI of Houston, Texas (2000 Willowbrook Mall), Partnership
SDI of Destin, Florida (34960 Emerald Coast Pkwy) Partnership
SDI of Garland, Texas (6202 Broadway Blvd), Partnership
SDI of Friendswood, Texas (Baybrook Mall) Partnership
SDI of Brandon, Florida (1230 E Brandon Blvd) Partnership
SDI of Garland, Texas (5020 N. Garland Ave), Partnership
SDI of Oldsmar, FL (Tampa Rd) Partnership
SDI of Houston, Texas (7470 Bellfort) Partnership
SDI of Pensacola, Florida (8990 Pensacola Blvd) Partnership
SDI of Cypress, Texas (26044 NW Freeway), Partnership
SDI of Tomball, Texas (26020 Tomball Pkwy), Partnership
SDI of Friendswood, Texas (18214 Gulf Freeway), Partnership
SDI of Richardson, Texas (605 South Plano Road), Partnership
SDI of Keller, TX (4500 Golden Triangle Blvd), Partnership
SDI of San Antonio, Texas (9424 FM 471 W) Partnership
SDI of Universal City, Texas (2325 Pat Booker Rd) Partnership
SDI of Houston, TX. (4395 W. Sam Houston), Partnership
SDI of Land O Lakes, FL (Collier Pkwy) Partnership
SDI of Bowling Green, KY (3394 Louisville) Partnership
SDI of Humble, TX (3806 Atascocita Rd), Partnership
SDI of Katy, TX (23802 Westheimer Pkwy), Partnership
SDI of Houston, TX (1208 Federal Rd) Partnership
sdi OF Tomball, TX (14018 FM 2920), Partnership
SDI of Beaumont, TX. (2970 Dowlen), Partnership
SDI of Tampa, FL (E. Fowler Ave) Partnership
SDI of Tampa, FL (North Dale Mabry Hwy) Partnership
SDI of Wesley Chapel, FL (Bruce B. Downs Blvd) Partnership
SDI of Allen, TX (1536 E Stacy Rd) Partnership
SDI of Zephyrhills, FL (7449 Gall Blvd) Partnership
SDI of Fort Worth, TX (3078 Basswood) Partnership
SDI of San Antonio, TX (19133 Stone Oak) Partnership
SDI of Pleasant View, TN (105 Ren Mar Dr.) Partnership
SDI of San Antonio, TX (1435 Austin Hwy) Partnership
SDI of Kerrville, TX. (1727 Sidney Baker), Partnership
SDI of Lancaster, Texas (W. Pleasant Run) Partnership

SDI of Castle Hills, TX (2209 NW Military Hwy) Partnership
SDI of San Antonio, TX (4623 IH 35 South) Partnership
SDI of Pensacola, FL (N. "Q" Street) Partnership
SDI of Sherman, TX (3400 U S Hwy 75 N) Partnership
SDI of Carrizo Springs, TX (502 N 1st) Partnership
SDI of Katy, TX (6025 Fry Rd) Partnership
SDI of Devine, TX (697 E Hondo) Partnership
SDI of Humble, TX (4810 Wilson Rd) Partnership
SDI of Houston, TX (12710 Tomball Pkwy) Partnership
SDI of Ft. Worth, TX (1694 Western Ctr) Partnership
SDI of Pace, FL (Hwy 90) Partnership
SDI of Dover, TN (1311 Donelson) Partnership
SDI of San Antonio, TX (2803 Palo Alto Rd.) Partnership
SDI of Ft Worth, TX (7101 Boat Club Rd) Partnership
SDI of Tampa, FL (2320 East Bears Ave.) Partnership
SDI of Garland, TX (2001 State Hwy 66) Partnership
SDI of Houston, TX (7001 Harrisburg Blvd) Partnership
SDI of Leon Springs, TX (24039 Hwy 87) Partnership
SDI of Houston, TX (8661 N. Beach) Partnership
SDI of Houston, TX (12901 FM 1960 W) Partnership
SDI of Panama City, FL (3407 W. Hwy 98) Partnership
SDI of Ft. Myers, FL (Pine Island) Partnership
SDI of Lindale, TX (3214 S Main St) Partnership
SDI of San Antonio, TX (8738 Potranco Rd) Partnership
SDI of Webster, TX (13908 Galveston Rd) Partnership
SDI of Houston, TX (1511 Wirt Rd) Partnership
SDI of San Antonio, TX (230 S. WW White Rd) Partnership
SDI of Irving, TX (1750 Market Place Blvd) Partnership
SDI of Pensacola, FL (10411 Sorrento Road) Partnership #5504
SDI of Houston, TX (3626 Old Spanish Trail) Partnership
SDI of Pensacola, FL (Michigan Avenue) Partnership

ANNEX II

Limited Liability Companies
Sonic Restaurants, Inc., as Sole Manager

Sonic Drive-In, Bixby, OK, L.L.C.
Sonic Drive-In, Broken Arrow, Garnett, L.L.C.
Sonic Drive-In, Catoosa, Oklahoma, L.L.C.
SDI of Greeneville, Tennessee, L.C.
Sonic Drive-In, Sand Springs, Oklahoma, L.L.C.
Sonic Drive-In, Tulsa, S. Utica, L.L.C.
Sonic Drive-In, Tulsa, 59th & Lewis, L.L.C.
Sonic Drive-In, Tulsa, 129th E. Avenue, L.L.C.
Sonic Drive-In, Tulsa, E. 31st Street, L.L.C.
Sonic Drive-In, Tulsa, S. Harvard, L.L.C.
Sonic Drive-In, Wagoner, OK, L.L.C.
SDI of Alamosa, CO (Main Street), L.L.C.
Sonic Drive-In, Broken Arrow, OK, L.L.C.
SDI of Bristol, Tennessee L.C.
Sonic Drive-In, Broken Arrow, W. New Orleans, L.L.C.
Sonic Drive-In, Broken Arrow, E. Kenosha, L.L.C.
Sonic Drive-In, Cleveland, Oklahoma, L.L.C.
Sonic Drive-In, Choctaw, OK, L.L.C.
SDI of Canon City, CO (Royal Gorge Blvd.), L.L.C.
SDI of Clinton, Tennessee L.C.
SDI of Christiansburg, Virginia L.C.
Sonic Drive-In, Drumright, Oklahoma, L.L.C.
SDI of Elizabethton, Tennessee L.C.
SDI of Knoxville, Tennessee (Maynardville), L.L.C. (formerly Halls, TN)
Sonic Drive-In of Jenks, L.L.C.
SDI of Johnson City, Tennessee (N. Roan) L.C.
SDI of Johnson City, Tennessee (Market) L.C.
SDI of Knoxville, Tennessee (Chapman Hwy.), L.C.
SDI of Knoxville, Tennessee (Kingston), L.C.
SDI of Kingsport, Tennessee L.C.
SDI of LaFollette, Tennessee L.L.C.
SDI of Little Rock, AR (Geyer Springs), L.L.C.
SDI of Little Rock, AR (Baseline Road), L.L.C.
SDI of Lafayette, Colorado (Waneka), L.L.C.
SDI of Loudon, Tennessee, L.C.
SDI of La Junta, CO (Anderson Street), L.L.C.
Sonic Drive-In, Muskogee, Okmulgee St., L.L.C.
SDI of Monte Vista, CO (Grand Ave.), L.L.C.
SDI of Morristown, Tennessee (Cumberland), L.C.
SDI of Maryville, Tennessee (E. Broadway) L.C.
SDI of McLoud, Oklahoma (Broadway), L.L.C.
Sonic Drive-In, Muskogee, York, L.L.C.
SDI of Maryville, Tennessee (Foothills) L.C.
SDI of Osceola, AR (1480 W. Keiser), L.L.C.

SDI of Oak Ridge, Tennessee L.C.
SDI of Oneida, Tennessee (N. Alberta), L.L.C.
Sonic Drive-In of Owasso, L.L.C.
SDI of Pulaski, Virginia L.C.
Sonic Drive-In, Sapulpa, L.L.C.
SDI of Sevierville, Tennessee, L.C.
SDI of Security, CO (Main Street), L.L.C.
SDI of Tahlequah, Oklahoma (East Downing), L.L.C.
Sonic Drive-In of Westbank, L.L.C.
Sonic Drive-In, Tulsa, E. 71st Street, L.L.C.
Sonic Drive-In, Tulsa, E. 91st Street, L.L.C.
Sonic Drive-In of Tulsa-11th Street, L.L.C.
Sonic Drive-In, Tulsa, Hyde Park, L.L.C.
Sonic Drive-In, Tulsa, Lewis, L.L.C.
SDI of Wartburg, Tennessee (Morgan County Highway), L.L.C.
SDI of Knoxville, Tennessee (Broadway) L.C.
SDI of Erwin, Tennessee L.C.
SDI of Wytheville, Virginia L.C.
SDI of Colorado Springs, CO (N. Chelton), L.L.C.
SDI of Colorado Springs, CO (S. 8th Street), L.L.C.
SDI of Knoxville, Tennessee (Cedar) L.C.
SDI of Morristown, Tennessee (Johnson Hwy.), L.C.
SDI of White Pine, Tennessee, L.C.
SDI of Radford, Virginia L.C.
Sonic Drive-In, Tulsa, 16th Street, L.L.C.
SDI of Chattanooga, Tennessee, L.C.
SDI of Kansas City, Missouri (Bannister), L.L.C.
SDI of Rogersville, Tennessee, L.C.
SDI of Knoxville, Tennessee (5722 Kingston Pike), L.C. (Formerly Gore Rd.)
SDI of Kingston, Tennessee, L.C.
Sonic Drive-In, Tulsa, 51st Street, L.L.C.
Sonic Drive-In, Tulsa, Brookside, L.L.C.
Sonic Drive-In, Tulsa, Hunters Glen, L.L.C.
SDI of Colorado Springs, CO (Austin Bluff), L.L.C.
SDI of Federal Heights, CO (N. Federal), L.L.C.
SDI of Knoxville, Tennessee (5101 N. Broadway), L.C.
SDI of Chattanooga, Tennessee (Hixon Pike), L.C.
SDI of Dalton, Georgia, L.C.
SDI of Thornton, CO (E. 104th Ave.), L.L.C.
SDI of Colorado Springs, CO (Garden of the Gods), L.L.C.
Sonic Drive-In, Glenpool, L.L.C.
SDI of Northglenn, CO (E. 120th Ave.), L.L.C.
SDI of Marion, Virginia (N. Main), L.L.C.
SDI of Colorado Springs, CO (Jamboree Dr.), L.L.C.
SDI of Bristol, Virginia (Old Airport), L.L.C.
Sonic Drive-In, Tulsa, Union, L.L.C.
SDI of Maryville, Tennessee (Lamar Alexander), L.L.C.
SDI of Longmont, CO (North Main), L.L.C.
SDI of Chatsworth, Georgia (Third), L.L.C.

SDI of Colorado Springs, CO (Academy Blvd.), L.L.C.
SDI of Newport, Tennessee (Broadway), L.L.C.
SDI of Knoxville, Tennessee (Oakridge), L.L.C.
Sonic Drive-In, Muskogee, Chandler, L.L.C.
SDI of Huntsville, Alabama (11606 Memorial), L.L.C.
SDI of Westminster, CO (Sheridan Blvd.), L.L.C.
SDI of England, Arkansas (Fordyce), L.L.C.
SDI of Edgewater, Colorado (Sheridan), L.L.C.
SDI of Colorado Springs, CO (Constitution Ave.), L.L.C.
SDI of Westminster, CO (W. 72nd Ave.), L.L.C.
SDI of Warr Acres, Oklahoma (5750 NW Expressway), L.L.C.
SDI of Montgomery, Alabama (2025 Carter Hill Rd.), L.L.C.
SDI of Montgomery, Alabama (3430 Atlanta Highway), L.L.C.
SDI of Chattanooga, Tennessee (7420 E. Brainerd), L.L.C.
SDI of Madison, Alabama (7871 Highway 72 West), L.L.C.
SDI of Denver, Colorado (1300 S. Sheridan), L.L.C.
SDI of Thornton, CO (Grant Street), L.L.C.
SDI of Knoxville, Tennessee (4470 Western), L.L.C.
SDI of Denver, Colorado (2790 W. Alameda), L.L.C.
SDI of Kingsport, Tennessee (3845 Fort Henry), L.L.C.
SDI of Sherwood, Arkansas (Kiehl), L.L.C.
SDI of Springfield, Missouri (2605 W. Republic), L.L.C.
SDI of Sherwood, Arkansas (8601 Highway 107), L.L.C.
Sonic Drive-In, Chouteau, L.L.C.
SDI of Omaha, Nebraska (3505 N. 90th), L.L.C.
SDI of Colorado Springs, CO (W. Colorado Ave.), L.L.C.
SDI of Virginia Beach, Virginia (Wesleyan), L.L.C.
SDI of Virginia Beach, Virginia (3581 Holland), L.L.C.
SDI of Bristol, Tennessee (2709 W. State Street), L.L.C.
SDI of Huntsville, Alabama (Jordan Lane, N.W.), L.L.C.
SDI of Midvale, Utah (Fort Union), L.L.C.
SDI of Sandy, Utah (State), L.L.C.
SDI of Oklahoma City, Oklahoma (5901 W. Reno), L.L.C.
SDI of Kansas City, Missouri (1214 Emmanuel Cleaver II Blvd) L.L.C.
SDI of Kansas City, Missouri (822 Westport Rd) L.L.C.
SDI of Raytown, Missouri (9014 E 350 Hwy) L.L.C.
SDI of Montgomery, Alabama (1901 Coliseum Blvd), L.L.C.
SDI of Arvada, Colorado (Sheridan Blvd), L.L.C.
SDI of Salt Lake City, Utah (S. Highland Dr.), L.L.C.
SDI of Chesapeake, Virginia (Battlefield Blvd North), L.L.C.
SDI of Carlisle, Arkansas (N. Bankhead), L.L.C.
SDI of Virginia Beach, Virginia (Nimmo Parkway), L.L.C.
SDI of Golden, Colorado (17191 S. Golden), L.L.C.
SDI of Bellevue, Nebraska (Cornhusker), L.L.C.
SDI of Omaha, Nebraska (7120 Military), L.L.C.
SDI of Overland, Missouri (Page), L.L.C.
SDI of Florence, Alabama (2841 Florence Blvd), L.L.C.
SDI of Dandridge, Tennessee (Highway 92 S), L.L.C.
SDI of Salem, Virginia (830 W Main Street) L.L.C.

SDI of Columbus, Georgia (5586 Milgen Road), L.L.C.
SDI of Denver, Colorado (2611 S. Broadway), L.L.C.
SDI of Chesterfield, Missouri (Chesterfield Airport Road) L.L.C.
SDI of Tulsa, OK (S. Memorial Drive) L.L.C.
SDI of Little Rock, AR (Arch Street Pike), L.L.C.
SDI of Florissant, Missouri (Lindbergh), L.L.C.
SDI of Roanoke, Virginia (3755 Brambleton Ave) L.L.C.
SDI of Dalton, Georgia (1369 W Walnut Ave), L.L.C.
SDI of St. Peters, Missouri (Mid Rivers Mall), L.L.C.
SDI of Omaha, Nebraska (14598 W. Maple), L.L.C.
SDI of Chesapeake, Virginia (969 Providence Rd), L.L.C.
SDI of Omaha, Nebraska (5214 N. 30th), L.L.C.
SDI of Monroe, Louisiana (4207 Pecanland), L.L.C.
SDI of Tulsa, Oklahoma (10901 E. 41st Street), L.L.C.
SDI of Oklahoma City, Oklahoma (5625 N Western Ave) L.L.C.
SDI of Oklahoma City, Oklahoma (7640 N. May), L.L.C.
SDI of Draper, Utah (267 E 12300 South), L.L.C.
SDI of Auburn, Alabama (1703 S. College), L.L.C.
SDI of St. Louis, Missouri (85 S. County Center Way), L.L.C.
SDI of Saint Louis, Missouri (44 W. County Center), L.L.C.
SDI of Virginia Beach, Virginia (Centerville Turnpike) L.L.C.
SDI of Tulsa, Oklahoma (7021 S. Memorial Drive), L.L.C.
SDI of Peyton, CO (Midnight Rd.), L.L.C.
SDI of Kansas City, Kansas (1714 Village West Pkwy), LLC
SDI of Breckenridge Hills, Missouri (9760 Saint Charles Rock), L.L.C.
SDI of Tulsa, Oklahoma (1919 S. Memorial Dr), L.L.C.
SDI of Virginia Beach, Virginia (Independence Blvd) L.L.C.
SDI of Salt Lake City, Utah (85 E. 1300 S.), L.L.C.
SDI of Omaha, Nebraska (S. 108th), L.L.C.
SDI of Florissant, Missouri (13947 New Halls Ferry Rd) L.L.C.
SDI of Knoxville, Tennessee (2742 Schaad Rd) LLC
SDI of Oklahoma City, Oklahoma (1902 NW Expressway), L.L.C.
SDI of Gravel Ridge, Arkansas (Highway 107), L.L.C.
SDI of West Jordan, Utah (W 9000 South), L.L.C.
SDI of Kearns, Utah (S. Cougar), L.L.C.
SDI of Chattanooga, Tennessee (4407 Hwy 58) LLC
SDI of Broken Arrow, Oklahoma (6300 S. Elm Place), L.L.C.
SDI of Oklahoma City, OK (120 SE 29th St) LLC
SDI of Tulsa, Oklahoma (1627 N. Peoria), L.L.C.
SDI of Thornton, CO (8711 Washington), L.L.C.
SDI of Oklahoma City, Oklahoma (900 W. Sheridan), L.L.C.
SDI of Tulsa, OK (4801 S. Memorial Dr) L.L.C.
SDI of Shreveport, Louisiana (396 Bert Kouns Loop) LLC
SDI of Virginia Beach, VA (4875 Virginia Beach Blvd) L.L.C.
SDI of Lakewood, CO (W. Alameda Pkwy) L.L.C.
SDI of Oklahoma City, OK (208B Johnny Bench Dr) LLC
SDI of Owasso, OK (13314 E 116th St N) LLC
SDI of Springfield, MO (3525 Chestnut Expressway) L.L.C.
SDI of Norman, OK (2850 Chautauqua Ave) LLC

SDI of Little Rock, AR (2917 Cantrell Rd) LLC
SDI of Lee's Summit, MO (1135 NE Douglas) L.L.C
SDI of Grandview, MO (East 150 Hwy) L.L.C.
SDI of Virginia Beach, VA (1769 Laskin Rd) L.L.C.
SDI of Broken Arrow, OK (4700 W Houston St) L.L.C.
SDI of Shreveport, LA (3724 Greenwood) L.L.C.
SDI of Shreveport, LA (6625 Line Ave) L.L.C.
SDI of Broomfield, CO (2440 W 128th Ave) LLC
SDI of Colorado Springs, CO (5250 New Car Dr) L.L.C.
SDI of Millbrook, AL (Hwy 14) L.L.C.
SDI of Columbus, GA (Victory Dr) L.L.C.
SDI of Norman, OK (2300 Alameda Plz) L.L.C.
SDI of Moulton, AL (Alabama Hwy 157) L.L.C.
SDI of Oklahoma City, OK (2315 MLK Blvd.), L.L.C.
SDI of Monroe, LA (4360 Sterlington Rd) L.L.C.
SDI of Monroe, LA (520 Lincoln Rd) L.L.C.
SDI of Omaha, NE (4565 Cuming St) L.L.C.
SDI of Fountain, CO (7005 Mesa Ridge Prkwy) L.L.C.
SDI of Mabelvale, AR (14010 Chicot Rd) L.L.C.
SDI of Dalton, GA (Cleveland Hwy) L.L.C.
SDI of Montgomery, AL (Eastchase Pkwy), L.L.C.
SDI of Littleton, CO (8367 N Rampart Range), L.L.C.
SDI of Oak Ridge, TN (210 S. Illinois Ave.) L.L.C.
SDI of Hampton, AL (Suttom Rd) LLC
SDI of Fremont, NE (2960 E. Elk Lane), L.L.C.

ANNEX III

Partnerships
America's Drive-In Corp., as Managing Partner

Sonic Drive-In of Kansas City, Kansas (Leavenworth) Partnership
Sonic Drive-In of Kansas City, Kansas (Strong)
Sonic Drive-In of Kansas City, Kansas (78th Street) Partnership
Sonic Drive-In of Leavenworth, Kansas
Sonic Drive-In of Olathe, Kansas
Sonic Drive-In of Olathe, Kansas #2 (Santa Fe)
SDI of Leavenworth, Kansas (N. 4th) Partnership
SDI of Olathe, Kansas #3 (Blackbob) Partnership

ANNEX IV

Limited Liability Companies
America's Drive-In Corp., as Sole Manager

SDI of El Dorado, Kansas (West Central), L.L.C.
SDI of Hutchinson, Kansas (East 4th), L.L.C.
SDI of Haysville, Kansas (East Grand), L.L.C.
SDI of Kingman, Kansas (East Avenue), L.L.C.
SDI of McPherson, Kansas (East Kansas), L.L.C.
SDI of Mulvane, Kansas (SE Louis), L.L.C.
SDI of Park City, Kansas (Broadway), L.L.C.
SDI of Wichita, Kansas (S. West Street), L.L.C.
SDI of Wichita, Kansas (S. Oliver), L.L.C.
SDI of Wichita, Kansas (N. Broadway), L.L.C.
SDI of Wichita, Kansas (S. Seneca), L.L.C.
SDI of Wichita, Kansas (E. Harry), L.L.C.
SDI of Wichita Kansas (N. Woodlawn), L.L.C.
SDI of Wichita, Kansas (W. Maple), L.L.C.
SDI of Wichita, Kansas (W. Pawnee), L.L.C.
SDI of Wichita, Kansas (E. Central), L.L.C.
SDI of Wichita, Kansas (South Broadway), L.L.C.
SDI of Wichita, Kansas (West 21st), L.L.C.
SDI of Goddard, Kansas (W. Highway 54), L.L.C.
SDI of Rosehill, Kansas, L.L.C.
SDI of Andover, Kansas, L.L.C.
SDI of Olathe, Kansas (E. 119th Street), L.L.C.
SDI of Hutchinson, Kansas (E. 30th), L.L.C.
SDI of Olathe, Kansas (13730 S Blackbob Rd) L.L.C.
SDI of Hesston, Kansas (E. Lincoln), L.L.C.
SDI of Overland Park, Kansas (13485 Switzer Rd) L.L.C.
SDI of Wichita, Kansas (355 S. Greenwich Rd.), L.L.C.
SDI of Wichita, KS (E 47th St S) L.L.C.
SDI of Wichita, KS (13535 W Maple St) L.L.C.
SDI of Wichita, KS (2939 E 21st Street), L.L.C.
SDI of Wichita, KS (11375 E 21st Street), LLC